3. Cash	12 Months Ended
Dec. 31, 2014
Cash and Cash Equivalents [Abstract]
3. Cash

The Company deposits its un-restricted cash in financial institutions. Balances, at times, may exceed federally insured limits.

Restricted cash on our balance sheet at December 31, 2014 and 2013 was $1,319,371 and $320,188, respectively. At December 31, 2014, all restricted cash was posted as security in connection with certain litigation in the Canadian courts. See “19 - Commitments and Contingencies”.

Cash held in trading accounts may be unavailable at times for immediate withdrawal depending upon trading activity. Cash needed to meet credit requirements for outstanding trades and that was available for immediate withdrawal as of December 31, 2014 and 2013 was as follows:

	December 31,	December 31,
	2014	2013
Credit requirement	$4,817,881	$2,185,175
Available credit	16,169,271	8,299,273
Cash in trading accounts	$20,987,152	$10,484,448